UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 17, 2012

PIONEER NATURAL RESOURCES COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O'Connor Blvd., Suite 200, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (972) 444-9001

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The annual meeting of stockholders of Pioneer Natural Resources Company (the “Company”) was held on May 17, 2012 in Irving, Texas (the “2012 Annual Meeting”). At the 2012 Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Employee Stock Purchase Plan to extend the term of the plan to December 31, 2022, increase the number of shares issuable under the plan by 500,000 shares and reduce the period of time an employee must be employed by the Company in order to be eligible to participate in the plan. A description of the plan and the amendment are set forth in the Company’s definitive proxy statement for the 2012 Annual Meeting filed with the Securities and Exchange Commission on April 5, 2012 (the “Proxy Statement”) under the heading, “Item Three - Approval of Amendment to the Company’s Amended and Restated Employee Stock Purchase Plan,” and is incorporated in this report by reference. The amendment to the plan is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Incorporation

At the 2012 Annual Meeting, the stockholders of the Company approved amendments to the Company’s Amended and Restated Certificate of Incorporation (the “Restated Certificate”), as described in the Proxy Statement. These amendments provide for the phased elimination over three years of the Company’s classified Board of Directors, as well as certain conforming amendments. The Company filed an amendment to the Restated Certificate with the Secretary of State of the State of Delaware on May 18, 2012, which became effective upon filing, and which provides as follows:

•	At the 2012 Annual Meeting, the Class III directors whose terms expired at that meeting were elected to hold office for a three-year term expiring at the 2015 Annual Meeting;

•	At the 2013 Annual Meeting, nominees for the seats of the Class I directors whose terms expire at the 2013 Annual Meeting will be elected to hold office for a term expiring at the 2014 Annual Meeting;

•
At the 2014 Annual Meeting, nominees for the seats of the Class I and Class II directors whose terms expire at the 2014 Annual Meeting will be elected to hold office for a term expiring at the 2015 Annual Meeting; and

•	At and after the 2015 Annual Meeting, all nominees will be elected to hold office for one-year terms expiring at the next Annual Meeting and the Board of Directors will no longer be classified.

In addition, pursuant to this action, the amendment to the Restated Certificate makes certain ancillary changes to reflect the declassification of the Company’s Board as of the 2015 Annual Meeting. This summary is qualified in its entirety by reference to the amendment to the Restated Certificate filed as Exhibit 3.1 to this report and incorporated by reference herein.

Bylaws

On May 17, 2012, the Board of Directors of the Company approved the amendment and restatement of the Bylaws of the Company. The amended and restated Bylaws:

•	make conforming changes to reflect the declassification of the Company’s Board;

•
make updating and clarifying changes to the provisions setting forth the means by which a stockholder of the Company may propose nominees for election to the Board of Directors or submit other business for an annual meeting of the Company’s stockholders, except for proposals submitted under Rule 14a-8 under the Securities Exchange Act of 1934 (which provides its own procedural requirements), and clarifies that if the stockholder (or a qualified representative) does not appear at the meeting, the nominee or proposal will not be considered;

•
expand the scope of information a stockholder must provide when nominating a person for election as a director or submitting other business for a meeting of stockholders, including disclosure of (i) all direct and indirect interests in Company securities (including swaps, hedges and other derivative instruments and arrangements), (ii) any arrangement pursuant to which such stockholder has a right to vote any shares of the Company, (iii) a representation as to whether the stockholder intends to conduct a proxy solicitation in support of its nomination or proposal and (iv) in the case of a director nomination, such information as may be required by the Company to determine the independence and qualifications of such proposed nominee;

•	define the procedures and timing that a stockholder must follow to nominate a director for election at a special meeting, if the Board were to call a special meeting for that purpose;

•	allow for the bifurcation of record dates for determining stockholders entitled to notice of and stockholders entitled to vote at stockholder meetings in accordance with Delaware law;

•
clarify that the Board of Directors may adopt rules for, and grant the chairman of the meeting explicit authority with respect to, the conduct of stockholders meetings, including the establishment of an agenda and rules as to who may attend and for maintaining order, and provide the chairman of a meeting of stockholders or holders of a majority in voting power entitled to vote and present at the meeting with the express right to adjourn the meeting, whether or not there is a quorum; and

•
make a number of other changes to update and modernize the Bylaws, including updating the provisions relating to the titles and duties of the Company’s officers, allowing for the Board to authorize stockholder meetings to be held solely by remote communication, the attendance at stockholder meetings by remote communication and the waiver of notice of stockholder meetings by electronic transmission, and certain other revisions to conform particular provisions to the Delaware General Corporation Law.

This summary is qualified in its entirety by reference to the Third Amended and Restated Bylaws of the Company filed as Exhibit 3.2 to this report and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the 2012 Annual Meeting, six proposals were submitted for a vote of stockholders, as described in the Proxy Statement. The following is a brief description of each proposal and the results of the stockholders’ votes.

Election of directors. Prior to the meeting, the Board designated four nominees as Class III Directors, Scott D. Sheffield, Thomas D. Arthur, Andrew F. Cates and Scott J. Reiman, with their terms to expire at the annual meeting in 2015 and until their successors are elected and qualified. Messrs. Sheffield, Arthur, Cates and Reiman were, at the time of such nomination and at the time of the meeting, directors of the Company.  Each nominee was elected as a director of the Company, with the results of the stockholder voting being as follows:

	For	Against	Abstain	Broker Non-Votes

Scott D. Sheffield	98,753,042	2,413,062	48,252	7,750,666
Thomas D. Arthur	100,580,267	588,821	45,268	7,750,666
Andrew F. Cates	99,268,085	1,893,680	52,591	7,750,666
Scott J. Reiman	99,274,608	1,890,611	49,137	7,750,666

In addition, the term of office for the following directors continued after the annual meeting: Edison C. Buchanan, R. Hartwell Gardner, Andrew D. Lundquist, Charles E. Ramsey, Jr., Frank A. Risch, J. Kenneth Thompson and Jim A. Watson.

Amendment to the Company’s Amended and Restated Certificate of Incorporation. The amendment to the Restated Certificate, as discussed above, to provide for the annual election of directors was submitted to the stockholders for approval. Such amendment was approved, with the results of the stockholder voting being as follows:

For	100,742,768
Against	427,977
Abstain	43,611
Broker non-votes	7,750,666

Amendment to the Company’s Amended and Restated Employee Stock Purchase Plan. The amendment to the Company’s Amended and Restated Employee Stock Purchase Plan, as discussed above, was submitted to the stockholders for approval. Such amendment was approved, with the results of the stockholder voting being as follows:

For	100,085,095
Against	632,339
Abstain	496,922
Broker non-votes	7,750,666

Ratification of selection of independent auditors. The engagement of Ernst & Young LLP as the Company’s independent auditors for 2012 was submitted to the stockholders for ratification. Such engagement was ratified, with the results of the stockholder voting being as follows:

For	108,438,390
Against	487,783
Abstain	38,849
Broker non-votes	-

Advisory vote on executive compensation. The Company submitted to the stockholders for approval, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement. The proposal was approved, with the results of the stockholder voting being as follows:

For	93,529,184
Against	3,145,559
Abstain	4,539,613
Broker non-votes	7,750,666

Stockholder proposal. A non-binding stockholder proposal that the Board of Directors of the Company adopt a policy that the Board's Chairman be an independent director was presented for a vote at the meeting. The results of the stockholder voting on this proposal were as follows:

For	24,040,876
Against	77,009,566
Abstain	163,914
Broker non-votes	7,750,666

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation effective May 18, 2012
3.2	Third Amended and Restated Bylaws of the Company.
10.1	First Amendment to Amended and Restated Pioneer Natural Resources Company Employee Stock Purchase Plan dated effective September 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

	By:	/s/ Mark H. Kleinman
Mark H. Kleinman, Vice President, Corporate Secretary
and Chief Compliance Officer

Dated: May 18, 2012

EXHIBIT INDEX

PIONEER NATURAL RESOURCES COMPANY

EXHIBIT INDEX

Exhibit No.	Description

3.1(a)	Certificate of Amendment of the Amended and Restated Certificate of Incorporation effective May 18, 2012.
3.2(a)	Third Amended and Restated Bylaws of the Company.
10.1(a)	First Amendment to Amended and Restated Pioneer Natural Resources Company Employee Stock Purchase Plan dated effective September 1, 2012.

___________
(a) Filed herewith.